Accounting estimates and judgments	12 Months Ended
Dec. 31, 2022
Accounting estimates and judgments [Abstract]
Accounting estimates and judgments	Accounting estimates and judgments
Accounting estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.
Based on assumptions, PagSeguro Group makes estimates concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The main estimates and assumptions are addressed below:
3.1.    Provision for contingencies
PagSeguro Group recognizes provisions for civil, tax and labor lawsuits. The assessment of probability of loss includes assessing the available evidence and jurisprudence, the hierarchy of laws and most recent court decisions. Provisions are reviewed and adjusted to consider changes in circumstances such as the applicable limitation period, findings of tax inspections and additional exposures identified based on new issues or court decisions.
3.2. Measurement of loss allowance for expected credit losses
For accounts receivable from cards issuers, PagSeguro Group uses a provision matrix to calculate ECLs. The provision rates are based on the internal credit rating that consider external information, such as ratings given by major rating agencies and forward-looking factors specific to the debtors and the economic environment. For loans and credit cards receivable with the clients, the provision rates are based on EAD, PD and LGD as detailed in note 2.6 accounts receivable.
3.3. Impairment of goodwill
Management's judgment must be exercised especially in forecasting CGU's cash flows, computation of the weighted average cost of capital ("WACC"), estimation of inflation and long-term growth rate based on estimated gross domestic product used when calculating the value in use of the CGU, as described in Note 13.